EXHIBIT 10.21

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXCLUSIVE LICENSE AGREEMENT

“ISOLATION AND APPLICATION OF P53 INHIBITORS TO CONTROLLING TISSUE RESPONSE TO A VARIETY OF STRESSES AND FACILITATING ANTI-CANCER TREATMENT”
(UIC Tech ID #CS01)

TABLE OF CONTENTS

PREAMBLE ARTICLES:

I	DEFINITIONS
II	GRANT
III	DUE DILIGENCE
IV	PAYMENTS
V	REPORTS AND RECORDS
VI	PATENT MAINTENANCE, ENFORCEMENT AND DEFENSE
VII	CONFIDENTIALITY
VIII	REPRESENTATIONS, WARRANTIES AND COVENANTS
IX	INDEMNIFICATION, PRODUCT LIABILITY
X	EXPORT CONTROLS
XI	NON-USE OF NAMES
XII	ASSIGNMENTS
XIII	TERMINATION
XIV	DISPUTE RESOLUTION
XV	PAYMENTS, NOTICES AND OTHER COMMUNICATIONS
XVI	MISCELLANEOUS PROVISIONS

i

This EXCLUSIVE LICENSE AGREEMENT is effective on the date last subscribed below (the “Effective Date”), and is by and between THE BOARD OF TRUSTEES OF THE UNIVERSITY OF ILLINOIS, a body corporate and politic of the State of Illinois (“UNIVERSITY”) with offices in Chicago, Illinois 60612, and QUARK BIOTECH, INC., a California corporation with principal offices at 1059 Serpentine Lane, Pleasanton, California 94566, (“QBI”).

WITNESSETH

WHEREAS, in the course of research conducted under UNIVERSITY auspices, Dr. Andrei Gudkov and Elena Komarova in the Department of Molecular Genetics of UNIVERSITY (the “INVENTORS”), have produced an invention entitled [ * ] (the “INVENTION”) which is covered by the Patent Rights as defined in Article 1.5 below;

WHEREAS, pursuant to an assignment by Drs. Gudkov and Komarova to UNIVERSITY of all their right, title and interest in and to the INVENTION and any patents resulting therefrom, UNIVERSITY is the owner of the INVENTION and the corresponding Patent Rights, and has the right to grant licenses under said Patent Rights;

WHEREAS, UNIVERSITY desires to have the Patent Rights utilized in the public interest and QBI seeks to commercially develop the Patent Rights, and accordingly, the UNIVERSITY is willing to grant to QBI an exclusive license to its interest in the INVENTION and the Patent Rights on the terms and conditions set forth herein;

WHEREAS, LICENSEE seeks to commercially develop the Patent Rights through a thorough, vigorous and diligent program of exploiting the Patent Rights whereby public utilization shall result therefrom; and

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

ARTICLE I – DEFINITIONS

For the purpose of this Agreement, the following words and phrases shall have the following meanings:

1.1                               “LICENSEE” shall mean QBI.

1.2                               “Affiliate” shall mean any person, firm, corporation or other entity controlling, controlled by, or under common control with a party hereto. The term “control” wherever used throughout this Agreement shall mean ownership, directly or indirectly, of more than 50% of the equity capital. Other than LICENSEE, any corporation, company, partnership, joint venture, firm, individual or other entity which does not come within this definition shall be a “Non-Affiliate”.

1.3                               “University Existing Technology” and “Sponsor Existing Technology” have the meaning given to them in the Research Agreement between UNIVERSITY and QBI effective September 1, 1999, attached hereto as Appendix A and incorporated herein by reference (“Research Agreement”).

1.4                               “Confidential Information” means (i) any proprietary or confidential information or material in tangible form disclosed hereunder that is marked as “Confidential” at the time it is delivered to the receiving party, (ii) any proprietary or confidential information disclosed orally hereunder that is identified as confidential or proprietary when disclosed and such disclosure is confirmed in writing to the receiving party within 30 days by the disclosing party, and (iii) any information concerning the terms of this Agreement.

1.5                               “Patent Rights” shall mean all of the following UNIVERSITY owned intellectual property:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

(a)                                  the United States patent application entitled [ * ] and all foreign patent applications based on this U.S. application;

(b)                                  United States and foreign patents issued from this application, and divisionals and continuations of this application;

(c)                                  claims of U.S. and foreign continuation-in-part applications, and of the resulting patents which are directed to subject matter specifically described in the U.S. patent application Serial Number [ * ]; and

(d)                                  any reissues or re-examinations of patents described in (a), (b), or (c), above.

1.6                               A “Licensed Product” shall mean any product or part thereof developed by or on behalf of LICENSEE which:

(a)                                  is covered in whole or in part by an issued, unexpired claim or a pending claim contained in the Patent Rights which have not been held unenforceable or invalid by a court or other governmental agency of competent jurisdiction and which have not been admitted to be invalid or unenforceable through reissue, disclaimer or otherwise in any country in which such product is made, used or sold relative to said product or part; or

(b)                                  is manufactured by using a process which is covered in whole or in part by an issued, unexpired claim or a pending claim contained in the Patent Rights which have not been held unenforceable or invalid by a court or other governmental agency of competent jurisdiction and which have not been admitted to be invalid or unenforceable through reissue, disclaimer or otherwise in the country in which any such process is used or in which any such product is used or sold relative to said process.

1.7                               A “Licensed Process” shall mean any process which is covered in whole or in part by an issued, unexpired claim or a pending claim contained in the Patent Rights in any country in which such process is practiced.

1.8                               “Net Sales” shall mean the gross amount invoiced by LICENSEE or Affiliate for sales of Licensed Products or Licensed Processes to Non-Affiliate independent third parties, less the sum of the following:

(a)                                  promotional allowances, rebates, credits and cash, trade and quantity discounts, in amounts customary in the trade, actually taken;

(b)                                  excise taxes, sales, use, value added, and other consumption taxes and other compulsory payments to governmental authorities, actually paid;

(c)                                  outbound transportation charges and related insurance costs prepaid or allowed;

(d)                                  amounts allowed or credited due to returns and uncollectible amounts;

(e)                                  cost of any shipping packages and packing, if billed separately;

(f)                                    import and/or export duties and tariffs actually paid;

(g)                                 rebates; and

(h)                                 interest, service, finance, or sales or carrying charges paid by customers for extension of credit

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED

No deductions shall be made for commissions paid to individuals whether they be with independent sales agencies or regularly employed by LICENSEE or Affiliates and on its payroll, or for cost of collections. Licensed Products shall be considered “sold” when billed or invoiced.

1.9                               “Sublicense” shall mean the right to make, use or sell Licensed Products or Licensed Processes, other than by outright sale to any Non-Affiliate (including any Non-Affiliated distributor).

ARTICLE 2

GRANT

2.1                               UNIVERSITY hereby grants to LICENSEE an exclusive worldwide right and license in any field of use, including the right to sublicense, to make, have made, use, lease, offer to sell, export and otherwise exploit UNIVERSITY’s right, title and interest in the Licensed Products or Licensed Processes derived from the Patent Rights, on a royalty-bearing basis until the end of the last to expire patent of the Patent Rights on a country by country basis, subject to the rights reserved in Section 2.2 below.

2.2                               Notwithstanding any other provisions of this Agreement, it is agreed that UNIVERSITY shall retain the right to use (subject to LICENSEE’s right to use) the technology being licensed under the Patent Rights, including any improvements, solely for its own non-commercial teaching and research activities; subject, however, to confidentiality obligations as set forth in Article VII.

2.3                               LICENSEE hereby agrees that every Sublicense to which it shall be party and which shall relate to the rights, privileges and license granted hereunder shall contain a statement describing the date upon which LICENSEE’S exclusive rights, privileges and license hereunder shall terminate.

2.4                               LICENSEE agrees that any Sublicenses granted will be in terms consistent and not in conflict with any of the material terms and conditions of this Agreement including, without limitation the provisions under Articles III, V, VII, VIII, IX, X, XI, XIII and XVI of this Agreement.

2.5                               LICENSEE agrees to forward to UNIVERSITY a copy of any and all fully executed sublicense agreements within [ * ] of execution of same, and further agrees to forward to UNIVERSITY within [ * ] a copy of such reports received by LICENSEE from its sublicensees during the preceding [ * ] period under the Sublicenses as shall be pertinent to a royalty accounting under said Sublicense agreements.

2.6                               Subject to the Research Agreement and other than the Existing Technology, the license granted hereunder shall not be construed to confer any rights upon LICENSEE by implication, estoppel or otherwise as to any technology not included in the Patent Rights and to which or in which LICENSEE does not otherwise have rights, title or an interest.

ARTICLE 3

DUE DILIGENCE

3.1                               LICENSEE and its sublicensees shall use commercially reasonable efforts to bring Licensed Products or Licensed Processes to market [ * ] exploitation of the Patent Rights. Non-compliance with this Section 3.1 shall be grounds for termination.

3.2                               In addition, LICENSEE and UNIVERSITY shall adhere to the following:

(a)                                  LICENSEE shall deliver to UNIVERSITY within [ * ] of Effective Date of this Agreement a business plan including [ * ], to the extent formed by LICENSEE. Similar reports shall be provided to UNIVERSITY within [ * ] to relay update and status information on LICENSEE’s progress on development of the Patent Rights, including projections of activity anticipated for the next reporting year.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED

(b)                                  LICENSEE shall be responsible for diligently and promptly taking all reasonable steps to secure all required and/or necessary governmental approvals to sell, exploit, or market any and all Licensed Products. Subject to the terms and conditions of the Research Agreement, the Licensee shall meet the Milestones set forth below. Licensee can request extension of each Milestone deadline for a period of one (1) year upon payment of a fee of [ * ] for each extension requested (“Extended Deadline”).

(i)                                    If Licensee fails to [ * ], or within the Extended Deadline, than the licenses set forth in Section 2.1 for that particular Licensed Product shall terminate and be no longer valid, unless Licensee shall have earlier demonstrated to the satisfaction of the University that there is a valid cause for delaying the [ * ].

(ii)                                If Licensee fails to [ * ], or within the Extended Deadline, than the licenses set forth in Section 2.1 for that particular Licensed Product shall terminate and be no longer valid, unless Licensee shall have earlier demonstrated to the satisfaction of the University that there is a valid cause for delaying the [ * ].

(c)                                  UNIVERSITY agrees to provide existing back-up data and documentation as may be required by regulatory agencies for purposes of supporting applications under government review.

(d)                                  LICENSEE shall advise UNIVERSITY, through [ * ] reports to be provided [ * ] pursuant to Section 5.2 below, of its program of development for and status of obtaining said approvals.

ARTICLE 4

PAYMENTS

4.1                               For the rights, privileges and licenses granted hereunder, LICENSEE shall pay to the UNIVERSITY, in the manner hereinafter provided, until the end of the last to expire patent of the Patent Rights on a country by country basis or until this Agreement shall be terminated, as hereinafter provided, whichever occurs first:

(a)                                  a royalty in an amount equal to [ * ] of the aggregate Net Sales by LICENSEE or any Affiliate of the Licensed Products or Licensed Processes;

(b)                                  a [ * ] payments received by LICENSEE from sublicensees, based on Net Sales of Licensed Products or Licensed Processes by sublicensees, exclusive of [ * ] covered by Section 4.1(c) below; and

(c)                                  a [ * ]. No payments will be made under this Section 4.1(c) to the extent already covered under Section 4.1(b).

4.2                               In the event a competitive product is sold in a country by an unlicensed thirdpart, and such third party’s activities demonstrably diminish LICENSEE’s capability to compete in the market, UNIVERSITY agrees to meet with LICENSEE to negotiate a reduction of royalties due for sales in that country, provided LICENSEE provides to the UNIVERSITY, prior to such meeting, [ * ].

4.3                               Only one royalty shall be payable with respect to any unit of Licensed Product regardless of whether it is covered by more than one of the Patent Rights patent applications or Patent Rights patents licensed under this Agreement, or to be covered in more than one subsection of Section 4.1 hereof.

4.4                               Royalty payments shall be paid quarterly within [ * ] of the close of each calendar quarter ending March 31, June 30, September 30 and December 31, in United States dollars in Chicago, Illinois,

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED

or at such other place as UNIVERSITY may reasonably designate consistent with the laws and regulations controlling in any foreign country, but not in any other currency. If any currency conversion shall be required in connection with the payment of royalties hereunder, such conversion shall be made by using the exchange rate prevailing at [ * ] on the last business day of the calendar quarterly reporting period to which such royalty payments relate.

4.5                               Any taxes required to be paid or withheld on account of amounts payable to UNIVERSITY under this Agreement shall be deducted from the amounts due pursuant to Section 4.1 at the rates specified by applicable law or treaty. LICENSEE shall provide to UNIVERSITY, as soon as practical, receipts of payment of any such taxes from the appropriate taxing authority.

4.6                               In the event that the LICENSEE’s, the Affiliates or its Sublicensees development, manufacture, use or sale of a Product would constitute an infringement of any patent right or intellectual property right of any third party, the Parties shall together use their reasonable endeavors to obtain an appropriate license from such third party. If such license requires LICENSEE to pay royalties to such third party, the royalty due and payable to the University under this Agreement for sale of the Product shall be reduced by [ * ] the amount which the Licensee is required to pay to said third party, provided that no royalty due to the University hereunder shall be reduced by more than [ * ].

ARTICLE 5

REPORTS AND RECORDS

5.1                               LICENSEE shall keep full, true and accurate records pertaining to the sale or other disposition of the Licensed Products or Licensed Processes in sufficient detail as may be necessary to show the amounts payable to UNIVERSITY hereunder. Said records shall be kept at LICENSEE’s principal place of business. For the term of this Agreement, upon receipt of [ * ] prior written notice, UNIVERSITY shall have the right to cause an independent, certified public accountant to audit such records to confirm LICENSEE’s, affiliate’s and sublicensee’s Net Sales and royalty payments and all other payments or exchanges related to Patent Rights for the preceding year at UNIVERSITY’s expense. Such audits may be exercised during normal business hours once a year.

5.2                               LICENSEE, within [ * ] after [ * ] of each year, shall deliver to UNIVERSITY true and accurate reports, giving such particulars of the business conducted by LICENSEE and its sublicensees during the preceding [ * ] period under this Agreement as shall be pertinent to a royalty accounting hereunder. These shall include at least the following, to be itemized per Licensed Product or Licensed Process:

(a)                                  number of Licensed Products commercially used, manufactured and sold, rented or leased;

(b)                                  total billings for Licensed Products and Licensed Processes commercially used, sold, rented or leased;

(c)                                  deductions applicable as provided in Paragraph 1.8.

(d)                                  total royalties due;

(e)                                  [ * ];

(f)                                    [ * ].

(g)                                 [ * ]; and

(h)                                 [ * ].

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED

5.3                               If no royalties shall be due, LICENSEE shall so report.

ARTICLE 6

PATENT MAINTENANCE, ENFORCEMENT AND DEFENSE

6.1                               Subject to this Article VI, UNIVERSITY shall control all decisions and activities related to the preparation, pursuit, filing, issuance, maintenance, enforcement and prosecution of the Patent Rights. UNIVERSITY shall diligently take all reasonable steps to obtain issuance of pending patent application(s) included in the Patent Rights in the name of The Board of Trustees of the University of Illinois. UNIVERSITY shall promptly provide LICENSEE with copies of all relevant documentation so that LICENSEE may be informed and appraised of the status of the Patent Rights at all times. The parties shall coordinate and communicate with each other during the term of this Agreement with respect to the filing and prosecution of patent applications and foreign counterparts thereto in respect of any invention in order to promote comprehensive cost-efficient patent coverage. UNIVERSITY agrees it will not abandon any patent application or issued patent if LICENSEE desires to continue prosecution or maintenance, provided LICENSEE is not in default of its payment obligations hereunder.

6.2                               UNIVERSITY shall use its best efforts to amend any patent application to include claims reasonably requested by LICENSEE and required to protect the Licensed Products contemplated to be sold under this agreement.

6.3                               LICENSEE shall be responsible for and pay all costs and expenses incurred by UNIVERSITY for the preparation, filing, prosecution, issuance, and maintenance of the Patent Rights pre-dating the Effective Date and post-dating the Effective Date for the term of this Agreement.

6.4                               LICENSEE and UNIVERSITY shall promptly notify the other in writing of any alleged or threatened infringement of any Patent included in the Patent Rights or claiming the Invention. Both parties shall use their best efforts in cooperating with each other to terminate such infringement without litigation. LICENSEE shall have the first right to bring and control any action or proceeding with respect to such infringement at its own expense and by counsel of its own choice, and UNIVERSITY shall have the right, at its own expense, to be represented in any action involving any Patent Rights by counsel of its choice. If LICENSEE fails to bring an action or proceeding within (i) [ * ] following the notice of alleged infringement or (ii) [ * ] before the time limit, if any, set forth in the appropriate laws and regulations for the filing of such actions, whichever comes first, UNIVERSITY shall have the right to bring and control any such action at its own expense and by counsel of its own choice, and LICENSEE shall have the right, at its own expense, to be represented in any such action by counsel of its own choice. In the event a party brings an infringement action, the other party shall cooperate fully, including if required to bring such action, the furnishing of a power of attorney. Neither party shall have the right to settle any patent infringement litigation under this Section 6.4 in a manner that diminishes the rights or interests of the other party without the consent of such other party, which consent shall not be unreasonably withheld. All costs of any action to enforce the Patent Rights taken by LICENSEE shall be borne by LICENSEE and LICENSEE shall keep any recovery of damages derived therefrom, [ * ]. All costs of any action to enforce the Patent Rights taken by UNIVERSITY shall be borne be UNIVERSITY and UNIVERSITY shall share with LICENSEE any recovery of damages derived therefrom on a pro rata basis per costs incurred by UNIVERSITY and LICENSEE respectively in such policing activity.

6.5                               LICENSEE, during the exclusive period of this Agreement, shall have the sole right in accordance with the terms and conditions herein to sublicense any alleged infringer for future use of the Patent Rights, with any royalty covered by Section 4.1 above to be paid to UNIVERSITY as required.

6.6                               LICENSEE and UNIVERSITY shall promptly notify the other in writing of any allegation by a third party that the activity of either of the parties infringes or may infringe the intellectual property rights on such third party. LICENSEE shall defend the claim at its own expense and by counsel of its own choice including, without limitation, the right to settle, compromise or otherwise pursue such defense in any manner and on such terms as LICENSEE shall determine. UNIVERSITY agrees to provide

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED

assistance to LICENSEE as may be reasonably necessary or appropriate to pursue such actions. If LICENSEE fails to proceed with regard to such defense within (i) [ * ] following the notice of alleged infringement or [ * ] before the time limit, if any, set forth in the appropriate laws and regulations for the filing of such actions, whichever comes first, or otherwise elects not to defend such a claim, UNIVERSITY shall have the right to defend the claim at its own expense and by counsel of its choice including, without limitation, the right to settle, compromise or otherwise pursue such defense in any manner and on such terms as UNIVERSITY shall determine. [ * ] of the royalty payments due from LICENSEE to UNIVERSITY hereunder shall be placed in escrow pending a resolution of the action. If it is determined by judgment or settlement that LICENSEE is required to make payments to said third party in order to continue to market, distribute or sell or otherwise use the Licensed Products, than any such payments owing to such third party shall be credited and offset against the escrowed royalty payments and LICENSEE may, at its option, terminate this Agreement pursuant to Section 13.2.

ARTICLE 7

CONFIDENTIALITY

7.1                               During the term of this Agreement and for a period of [ * ] after termination thereof, each party will maintain all Confidential Information in trust and confidence and will not disclose any Confidential Information to any third party or use any Confidential Information for any purpose except as expressly authorized by this Agreement. Each party may use such Confidential Information only to the extent required to accomplish the purposes of this Agreement, including sublicensing. Each party will use the highest standard of care to protect Confidential Information and to ensure that its employees, agents, consultants and other representatives or, in the case of the UNIVERSITY, students, do not disclose or make any unauthorized use of the Confidential Information. Each party will promptly notify the other upon discovery of any unauthorized use or disclosure of the Confidential Information.

7.2                               Confidential Information shall not include information that:

(a)                                  is now, or hereafter becomes, through no act or failure to act on the part of the receiving party, in the public domain or published;

(b)                                  is in possession of the receiving party at the time of receiving such information, as evidenced by its prior written records;

(c)                                  is hereafter furnished to the receiving party by a third party, as a matter of right and without restriction on disclosure; or

(d)                                  is required by law or a court order to be disclosed or is the subject of a written permission to disclose provided by the disclosing party.

7.3                               Notwithstanding the above, a party may disclose Confidential Information of the other party:

(a)                                  to potential sublicensees to the extent such disclosure is reasonably necessary and provided sublicensee personnel are bound by obligations of confidentiality no less restrictive than those provided hereunder; or

(b)                                  if required by law or a court order to be disclosed or is the subject of a written permission to disclose provided by the disclosing party; to regulatory agencies in order to obtain registrations required; and to professional advisors, consultants and/or potential investors in connection with a private placement or public offering.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED

ARTICLE 8

REPRESENTATIONS, WARRANTIES AND COVENANTS

8.1                               Each party hereby represents and warrants that such party is duly organized and validly existing under the laws of the state of its incorporation and has full power and authority to enter into this Agreement and to carry out the provisions hereof.

8.2                               Each party hereby represents and warrants that such party is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder and that this Agreement is a legal and valid obligation binding upon each party, enforceable in accordance with its terms. The execution, delivery and performance of this Agreement by such party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having authority over it.

8.3                               UNIVERSITY hereby represents that, to the best of its knowledge, no University patents or patent applications, other than the rights granted to LICENSEE hereunder to the Patent Rights, conflict with the representations and rights given to LICENSEE under this Agreement.

ARTICLE 9

INDEMNIFICATION, PRODUCT LIABILITY

9.1                               LICENSEE shall at all times during the term of this Agreement and thereafter, indemnify, defend and hold UNIVERSITY, its trustees, officers, employees and affiliates, harmless against all claims, expenses, damages or liability (collectively, the “Losses”) including legal expenses and reasonable attorneys’ fees, resulting from the production, manufacture, sale, use, lease, consumption or advertisement of the Licensed Product(s) or arising from any obligation of LICENSEE hereunder, except to the extent that such Losses result from UNIVERSITY’s gross negligence or willful misconduct.

9.2                               For the term of this Agreement, upon the commencement of production, sale, or transfer, whichever occurs first, of any Licensed Product, LICENSEE shall obtain and carry in full force and effect liability insurance which shall protect LICENSEE and UNIVERSITY in regard to events covered by Section 8.1 above, the nature and extent of which insurance coverage shall be commensurate with usual and customary industry practices, as determined by LICENSEE’s good faith assessment.

9.3                               Except as otherwise expressly set forth in this Agreement, UNIVERSITY AND SPONSOR MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND VALIDITY OF PATENT RIGHTS CLAIMS, ISSUED OR PENDING.

ARTICLE 10

EXPORT CONTROLS

It is understood that UNIVERSITY is subject to United States laws and regulations controlling the export of technical data, computer software, laboratory prototypes and other commodities (including the Arms Export Control Act, as amended and the Export Administration Act of 1979), and that its obligations hereunder are contingent on compliance with applicable United States export laws and regulations. The transfer of certain technical data and commodities may require a license from the cognizant agency of the United States Government and/or written assurances by LICENSEE that LICENSEE shall not export data or commodities to certain foreign countries without prior approval of such agency. UNIVERSITY neither represents that a license shall not be required nor that, if required, it shall be issued, but shall provide to

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED

LICENSEE reasonable assistance for determining the need for and the procuring of such license or other consent. LICENSEE agrees to comply with all applicable export and import control laws governing sales of Licensed Products and Licensed Processes.

ARTICLE 11

NON-USE OF NAMES

LICENSEE shall not use the names of the University of Illinois nor any of its employees, nor any adaptation thereof, in any advertising, promotional or sales literature without prior written consent obtained from UNIVERSITY in each case, except that LICENSEE may state that it is licensed by UNIVERSITY under one or more of the Patents comprising the Patent Rights and, if appropriate, that research related to the INVENTION or Patent Rights is ongoing at UNIVERSITY.

ARTICLE 12

ASSIGNMENT

12.1                        This Agreement may not be assigned by LICENSEE other than to QBI Enterprises Ltd., an Israeli limited liability company and a subsidiary of LICENSEE, without prior written consent from UNIVERSITY.

12.2                        Notwithstanding the foregoing prohibition, LICENSEE may, without UNIVERSITY’s consent, merge into, consolidate with, or transfer substantially all of its assets (“substantially” being respectively [ * ] or more thereof) as an entirety to any corporation, so long as the successor surviving corporation in any such merger, consolidation, transfer or reorganization assumes in writing the obligations of this Agreement. Such merger, consolidation, transfer or reorganization shall not in any way be a breach of this Article XII, nor be any default under this Agreement.

ARTICLE 13

TERMINATION

13.1                        Either party may terminate this Agreement upon [ * ] written notice upon the occurrence of any of the following:

(a)                                  Upon or after the bankruptcy, insolvency, dissolution or winding-up of the other party (other than dissolution or winding-up for the purposes of reconstruction or amalgamation); or

(b)                                  Upon or after the breach of any material provision of this Agreement by the other party if the breaching party has not cured such breach within [ * ] following written notice of termination by the other party.

13.2                        LICENSEE shall have the right to terminate this Agreement with or without cause at any time upon [ * ] advance written notice to UNIVERSITY subject to LICENSEE’s remittance of payments that may be due under this Agreement up to the effective date of termination. All rights granted to LICENSEE hereunder shall revert to UNIVERSITY upon the effective date of such termination.

13.3                        Upon termination of this Agreement for any reason, nothing herein shall be construed to release either party from any obligation that matured prior to the effective date of such termination. LICENSEE shall return to UNIVERSITY all materials containing Licensed Product (exclusive of materials relating to Sponsor Existing Technology); provided, however, that LICENSEE shall have the right for one year thereafter to dispose of all Licensed Products then in its inventory, and shall pay royalties thereon, in accordance with the provisions of Article IV and shall submit the related reports as required by Article V, as though this Agreement had not terminated. Each party shall, promptly upon termination, return to the

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED

other party Confidential Information received from the other party and still subject to obligations of confidentiality hereunder, and neither party shall thereafter be entitled under this Agreement to use any such Confidential Information of the other party for any purpose.

ARTICLE 14

DISPUTE RESOLUTION

Other than any claim arising from LICENSEE’s failure to pay royalties due under this Agreement, any controversy or bonafide disputed claim arising under this Agreement between the parties, which dispute cannot be resolved by mutual agreement, shall, by the election of either party, be resolved by submitting to dispute resolution before a fact-finding body composed of one or more experts in the field, selected by mutual agreement within thirty days of written request by either party. Said dispute resolution shall be held in Chicago or at such other place as shall be mutually agreed upon in writing by the parties. The fact-finding body shall determine who shall bear the cost of said resolution. In the event that the parties cannot mutually agree within said thirty (30) days on the dispute resolution body, the parties will apply the procedural rules of a mutually agreeable forum.

ARTICLE 15

PAYMENTS, NOTICES AND OTHER COMMUNICATIONS

Any payment, notice or other communication pursuant to this Agreement shall be sufficiently made or given on the date of receipt if sent to such party by telefax or overnight courier, or on the date three days after mailing if sent by certified mail, postage prepaid, addressed to it at its address below or as it shall designate by written notice given to the other party:

In the case of UNIVERSITY:

Intellectual Property Office

Office of the Vice Chancellor of Research

University of Illinois at Chicago

1737 West Polk Street, 312 AOB (M/C 672)

Chicago, Illinois 60612

ATTN: Director, Intellectual Property Office

In the case of LICENSEE:

Quark Biotech, Inc.

c/o QBI Enterprises, Ltd.

Weizmann Scientific Park

Building 3, 4th Floor

P. O. Box 741

Nes Ziona, Israel 74106

ATTN: Daniel Zurr, President & CEO

FAX: 011-972-8-940-6476

ARTICLE 16

MISCELLANEOUS PROVISIONS

16.1                        This Agreement shall be construed, governed, interpreted and applied in accordance with the laws of the State of Illinois, U.S.A., except that questions affecting the construction and effect of any patent shall be determined by the law of the country in which the patent was granted.

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16.2                        The parties hereto acknowledge that this Agreement together with the Research Agreement set forth the entire Agreement and understanding of the parties hereto as to the subject matter hereof, and shall not be subject to any change or modification except by the execution of a written instrument subscribed to by the parties hereto.

16.3                        The provisions of this Agreement are severable, and in the event that any provisions of this Agreement shall be determined to be invalid or unenforceable under any controlling body of the law, such invalidity or unenforceability shall not in any way affect the validity or enforceability of the remaining provisions hereof.

16.4                        LICENSEE agrees to mark the Licensed Products sold in the United States with all applicable United States patent numbers. All Licensed Products shipped to or sold in other countries shall be marked in such a manner as to conform with the patent laws and practice of the country of manufacture or sale.

16.5                        The failure of either party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition by the other party.

16.6                        This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be an original and all such counterparts shall together constitute but one and the same agreement.

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IN WITNESS WHEREOF, the parties have hereunto set their hands and seals and duly executed this Agreement the day and year set forth below.

THE BOARD OF TRUSTEES OF THE UNIVERSITY OF ILLINOIS

By:	/s/ Craig S. Bazzani	Date:	9/1/99
Craig S. Bazzani, Comptroller

Attest:	/s/ Michele M. Thompson 9/2/99	Date:	APPROVED:
	Michele M. Thompson, Secretary		/s/ Jill A. Tarzian Sorensen	9-1-99
			Jill A. Tarzian Sorensen	Date
Director
Intellectual Property Office

QUARK BIOTECH, INC.		Date:	9.3.99

By:	/s/ Daniel Zurr
Dr. Daniel Zurr, President and CEO

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APPENDIX A

RESEARCH AGREEMENT

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RESEARCH AGREEMENT

This Research Agreement is entered into as of September 1, 1999 (“Effective Date”) by and between The Board of Trustees of The University of Illinois, a body corporate and politic of the State of Illinois, with principal offices at Urbana, Illinois, and offices in Chicago, Illinois 60612 (“University”), and Quark Biotech, Inc., a California corporation with principal offices at 1059 Serpentine Lane, Pleasanton, California 94566 (“Sponsor”).

WHEREAS, the University and Sponsor desire to undertake a collaborative research program (“Research Program”) based on application of Existing Technologies (as defined in Schedule I); and

WHEREAS, the Research Program is to be funded by Sponsor and carried out, in part, in the University’s laboratories pursuant to the terms and conditions set forth herein, and in part in the Sponsor’s laboratories.

NOW, THEREFORE, in consideration of the premises hereof and the mutual covenants and agreements contained herein, the parties hereto agree as follows:

1.                                      STATEMENT OF WORK

a.                                       Objectives. The University and the Sponsor shall collaborate in the research according to this Agreement directed towards [ * ], based on p53 gene [ * ].

b.                                       Resource Commitment. The University shall, with the funds and/or equipment and/or technology made available by the Sponsor, furnish the necessary and appropriate personnel, materials, services, laboratories and other facilities and equipment for the conduct of its part of the work and initial Research Program (“Program”) described in Schedule II hereto and incorporated herein by reference. The Program may be amended or modified from time to time as the parties shall mutually agree. The University and Sponsor shall each permit the other party and any of its personnel to visit the laboratories or other facilities where the Research Program is being conducted at reasonable times and make all personnel who are engaged in the Research Program available to consult with the other party and any of its personnel during such visits or by telephone and/or by correspondence during the term of the Research Program.

c.                                       Conduct of Research. The Research Program shall be conducted in accordance with the Program and the Budget (as defined below) within the time periods contemplated therein as set forth in Schedule II(a) and (b) respectively. The Sponsor and the University agree to commence performance of the Research Program within [ * ] of the Effective Date hereof and each agrees to conduct the Research Program in a prudent and skillful manner in accordance [ * ] with the Program and Budget and all applicable federal, state and local laws, rules or regulations, and subject to the terms and conditions hereof. With respect to the Research Program set forth in Schedule II(a), Sponsor agrees that the University will [ * ] provided that, (i) Sponsor shall, [ * ]; (ii) the University shall [ * ]; and (iii) Sponsor [ * ].

2.                                      PRINCIPAL INVESTIGATOR. All research at the University in the subject matter of the Research Program shall be performed by Dr. Andrei Gudkov, as Principal Investigator, and the research team under his supervision, and subject to this Agreement. The University hereby

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assigns Dr. Andrei Gudkov as the Principal Investigator for directing the performance of the Research Program. The University shall notify Sponsor immediately if such Principal Investigator becomes unavailable and shall identify a successor, subject to Sponsor’s approval. If Sponsor does not approve the successor identified by the University or the University does not or cannot identify a successor, this Agreement may be terminated by Sponsor subject to Section 13 hereof.

3.                                      PERIOD OF PERFORMANCE.

a.                                       Term of Research Program. The period of performance of the Research Program set forth in Schedule II(a) will be three (3) years, commencing on September 1, 1999, and ending on August 31, 2002. The period of performance of the Research Program set forth in Schedule II(b) will be one (1) year, commencing on September 1, 1999, and ending on August 31, 2000. The term of the Research Program may be extended upon mutual written consent.

b.                                       Sponsor’s Right to Terminate Research Program. The Research Program may be terminated at any time prior to its expiration if Sponsor determines, at its sole discretion, that the Research Program is no longer viable or commercially feasible. In such case. Sponsor will notify University of that decision in writing, and the parties will work together to (i) [ * ].

4.                                      RESEARCH PROGRAM FUNDING.

a.                                       Budget. The Sponsor will pay the University up to the amounts set forth in the budget attached hereto as Schedule III and incorporated herein by reference (“Budget”), which Budget shall reflect the actual costs incurred in carrying out the performance of this Agreement plus the indirect costs assessed at the rate(s) agreed to by the parties. The University shall certify in writing, upon presentment of each Report (as defined below) that work as budgeted has been actually performed and that the University is in fact complying with all other provisions of this Agreement, and shall provide Sponsor with a written expense report for all amounts expended, pursuant to the Budget during the previous quarterly period. The aggregate annual cost under this Agreement shall not exceed the amount stated therefor in the Budget. The University is not obligated to expend any other funds on the Program nor is the Sponsor obligated to pay the University in excess of the stated amount set forth in the Budget, or to otherwise increase the Budget. The University, together with the Principal Investigator, shall be responsible for the correct and appropriate distribution and/or allocation of the funds in accordance with the Budget.

b.                                       Payments. The University shall be reimbursed within [ * ] after it submits its quarterly Report and expense report pursuant to Section 5(a) to Sponsor for costs incurred during the previous quarter with final payment to the University due upon Sponsor’s receipt of a final Report, marked as such, from the University no later than [ * ] after the expiration of the term of the Research Program. Payments shall be by check payable to the University of Illinois, and mailed to:

University of Illinois at Chicago

Office of Research Services

304 AOB, M/C 672

1737 W. Polk Street

Chicago, Illinois 60612-7227

ATTN:  Paula Means, Director

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c.                                       Equipment. Subject to Schedule II, [ * ] under this Agreement.

5.                                      FISCAL MANAGEMENT. The University shall maintain complete and accurate accounting records in accordance with accepted accounting practices for institutions of higher education. These records shall be available for inspection, review and audit at reasonable times during the term of this Agreement and for a period of [ * ] after the termination hereof by the Sponsor or any of its duly authorized representatives, at Sponsor’s expense.

6.                                      WORK PRODUCT. Subject to the provisions of Section 8 herebelow, each party shall own the work product, tangible and intangible, that it generates under this Agreement, and shall maintain records of its activities with respect to the Research Program in sufficient detail so as to properly reflect all work done and results achieved in the performance of the Research Program. Each party shall have reasonable access to all materials and data generated by or on behalf of the other party with respect to any and all work carried out under the Research Program, for each party’s internal, non-commercial use, not including work product licensed by Sponsor from University hereunder, subject to the confidentiality obligations in Section 9 hereof.

7.                                      REPORTS. The University and Sponsor, as collaborators in the Research Program, shall each provide to the other party a written report within [ * ] after the end of each calendar quarter, commencing after the end of the first full calendar quarter following the Effective Date of this Agreement, summarizing the progress and status of the Program set forth in Schedule II(a) (each, a “Report”). Within [ * ] following the end of the term of the Research Program set forth in Schedule II(a), the University and Sponsor will each furnish to the other party a final technical Report summarizing the work performed pursuant to the Program and the results thereof.

8.                                      INTELLECTUAL PROPERTY.

a.                                       Ownership of Technology. It is hereby acknowledged and agreed that each party has rights (including patent and other intellectual property rights) to certain technologies related to the Research Program (“University Existing Technology” as defined in Schedule I(a) hereto, and “Sponsor Existing Technology” as defined in Schedule I (b) hereto, collectively the “Existing Technologies”), and each party acknowledges that it does not have nor shall have any rights, title or interest to the other party’s Existing Technology. With the exception of the Existing Technologies, Sponsor and University agree that each shall notify the other of inventions, discoveries and intellectual property conceived, reduced to practice or otherwise developed under the Research Program (i) by the Principal Investigator and his personnel (“UIC Invention”); (ii) by Sponsor and its personnel at its laboratories in connection with the Research Program set forth in Schedule II(a) (“Sponsor Invention”); or (iii) jointly by personnel of the Sponsor and the Principal Investigator and his personnel under the Research Program (“Joint Inventions”), collectively referred to as “Inventions”.

b.                                       Notification of Inventions and Discoveries. Each party shall promptly notify the other in writing of any Invention within [ * ] of such discovery. Disclosure to and from University shall be made by filing of an Invention Disclosure statement with the University’s

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Intellectual Property Office. Copy of each such Invention Disclosure statement and the respective application filed with the patent office shall be sent promptly to Sponsor. All disclosures and notifications made pursuant to this clause 8(b) shall be deemed Confidential Information, as defined below, and subject to the provisions respecting confidentiality in Section 9 below.

c.                                       License. The University hereby grants the Sponsor (i) an exclusive worldwide license to the University’s right, title and interest in the UIC Invention set forth in the Exclusive License Agreement between the University and Sponsor dated as of the date hereof and attached hereto as Exhibit A (“License A”), and (ii) an exclusive option to obtain exclusive worldwide licenses to the University’s right, title and interest in any other UIC Invention or Joint Invention disclosed. Such option shall be for a [ * ] period, commencing with the date the notification of such Invention is received by Sponsor, and shall be exercised in writing by Sponsor, at which time the parties agree to execute license agreements (“License B”) in the same form and of the same terms and conditions as the Future Exclusive License Agreement attached hereto as Exhibit B.

d.                                       Patents. University shall control the preparation, filing, issuance, maintenance and prosecution of any U.S. or foreign patent application, including any division, continuation, continuation-in-part and substitution thereof, and any U.S. or foreign patent, including any reexamination, reissue, renewal, extension, confirmation, registration, revalidation and addition thereof with respect to any UIC Invention (the “UIC Patents”). Sponsor shall control the preparation, filing, issuance, maintenance and prosecution of any U.S. or foreign patent application, including any division, continuation, continuation-in-part and substitution thereof, and any U.S. or foreign patent, including any reexamination, reissue, renewal, extension, confirmation, registration, revalidation or addition thereof with respect to any Joint Invention (the “Joint Patents”). The party controlling patenting shall be free to decide in its sole discretion whether or not to file or continue prosecution or maintain any patent and shall engage counsel of its choice and at its expense to prepare, file, prosecute and maintain any such patents, in full consultation with the other party. The party controlling patenting shall communicate and coordinate with the other party its preparation, filing and prosecution of patent applications and shall provide the other party with copies of draft patent applications in sufficient time for the other party to comment thereon prior to filing, and shall give proper attention to any comments offered by the other party in preparing the final draft of the application for submission. The controlling party shall use its best efforts to amend any patent application to include claims reasonably requested by the other party and required to protect the UIC Inventions or Joint Inventions. The controlling party shall promptly provide the other party with copies of all relevant documentation and shall promptly share all patent filing and prosecution information, including notifying the other party of all filing and response deadlines so that the other party may be informed and appraised of the continuing prosecution, and the other party agrees to keep this documentation confidential. Should the controlling party elect not to prepare, file, prosecute or maintain a patent or discontinues its support of any of these activities, it shall promptly notify the other party but in no event later than [ * ] predating any response, filing or abandonment deadline, and the other party shall be free to decide, in its sole discretion and at its expense, whether or not to support or continue any such activities. The controlling party agrees to [ * ] promptly upon written request from the other party after it receives notice from the controlling

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party of its intention to abandon any patent rights in whole or in part, subject to any pre-existing rights of the federal government.

9.                                      CONFIDENTIALITY.

a.                                       Confidential information. During the course of the Research Program, the parties may each reveal to the other (i) any proprietary or confidential information or material in tangible form disclosed hereunder that is marked as “Confidential” at the time it is delivered to the receiving party, (ii) any proprietary or confidential information disclosed orally hereunder that is identified as confidential or proprietary when disclosed and such disclosure is confirmed in writing to the receiving party within 30 days by the disclosing party, and (iii) any information concerning the existence of this Agreement or its terms or the Research Program (including the Program, the Budget and any information or data generated pursuant thereto) (collectively, “Confidential Information”). Except as expressly provided herein, the parties agree that during the term of the Research Program and for a period of [ * ] thereafter, neither party shall use or disclose Confidential Information to any third party except for the purposes contemplated in this Agreement and the License. Notwithstanding the foregoing, the parties agree that Confidential Information useful or necessary for the conduct of the Program may be disclosed to the Principal Investigator and the authorized personnel working under his direct supervision and to Sponsor’s personnel in the course of conducting the Research Program, subject to such individuals being bound by confidentiality restrictions at least as restrictive as those herein.

b.                                       Protection of Confidential Information. Sponsor and University agree to protect all Confidential Information received from the other party from unauthorized use or disclosure with the highest degree of care and shall not copy or disseminate any Confidential Information or allow it to be copied or disseminated and shall return any Confidential Information given to it when requested to do so. Each party shall promptly notify the other upon discovery of any unauthorized use or disclosure of the other’s Confidential Information. The University shall cause the Principal Investigator and each individual working under his supervision with respect to the Research Program (including any graduate or other students and whether or not such individuals are employees of the University) to execute and deliver appropriate Non-Disclosure Agreements in the form attached hereto as Exhibit C. No individual shall be permitted to work on the Research Program unless he/she has executed such agreement.

c.                                       Exceptions. Confidential Information shall not include any information that (i) is now, or hereafter becomes, through no act or failure to act on the part of the receiving party, in the public domain or published; (ii) is in the possession of the receiving party prior to disclosure by the disclosing party, as evidenced by its written records; or (iii) is hereafter furnished to the receiving party by a third party, as a matter of right and without restriction on disclosure.

d.                                       Permitted Disclosures. Notwithstanding the above, a party may disclose Confidential Information of the other party:

(i)                                    to its personnel to the extent such disclosure is reasonably necessary to achieve the objectives of the Program and provided such personnel are bound by obligations of confidentiality no less restrictive than those provided hereunder;

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(ii)                                to potential sublicensees to the extent such disclosure is reasonably necessary and provided sublicensee personnel are bound by obligations of confidentiality no less restrictive than those provided hereunder;

(iii)                            if required by law or a court order to be disclosed or is the subject of a written permission to disclose provided by the disclosing party; to regulatory agencies in order to obtain registrations required; and to professional advisors, consultants and/or potential investors in connection with a private placement or public offering.

10.                               PUBLICATION; PUBLICITY. University shall have the right to publish or otherwise present the results of the Research Program at symposia or academic meetings; provided that it first submit all proposed publications and presentations to the Sponsor [ * ] prior to submission of such proposed publication or presentation to a journal, editor or other third party. Sponsor shall have [ * ] after the receipt of the publication or presentation to review and comment upon it. Upon notice by Sponsor that Sponsor reasonably believes a patent application relating to an Invention should be filed prior to the publication or presentation or that exigent circumstances exist necessitating a delay in publication or presentation. Sponsor may request the University to delay and the University agrees to delay submission of the publication or presentation for up to an additional [ * ] from the date of Sponsor’s notification to the University or until a patent application or applications are filed, whichever come first. University shall give Sponsor appropriate recognition and credit for its contributions in all such publications and presentations at symposia or meetings including, without limitation, right of authorship and acknowledgement of QBI’s sponsorship. Any publicity, including press releases, press conferences or other disclosures, about the Research Program (including, without limitation, the establishment of any aspects of the Program, its progress or any results generated therefrom) shall be permitted only with the prior written approval of both the Sponsor and the University.

11.                               RELATIONSHIP OF PARTIES. The University’s relationship to the Sponsor under this Agreement shall be that of independent contractor and not as an agent, joint venturer or partner of Sponsor, notwithstanding the joint ownership by University and Sponsor of certain Inventions hereunder.

12.                               WARRANTIES AND INDEMNIFICATION. The University and Sponsor disclaim any guaranty that the Research Program shall be successful, in whole or in part. THE UNIVERSITY AND SPONSOR EXPRESSLY DISCLAIM ANY WARRANTIES OR CONDITIONS, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, WITH RESPECT TO THE RESEARCH PROGRAM, INCLUDING BUT NOT LIMITED TO, THE MARKETABILITY, USE OR FITNESS FOR ANY PARTICULAR PURPOSE OF THE RESEARCH RESULTS DEVELOPED UNDER THE RESEARCH PROGRAM, OR THAT SUCH RESULTS DO NOT INFRINGE UPON ANY THIRD PARTY’S INTELLECTUAL PROPERTY RIGHTS. Sponsor agrees to indemnify and hold harmless the University and its employees and agents against any and all costs, damages and expenses, including reasonably attorneys’ fees, arising from any claim, damages and liabilities asserted by third parties arising from Sponsor’s use of the research results from the Research Program, except to the extent that the same is caused by any negligent or willful act or omission by or on behalf of the University. The University agrees to be responsible for any and all costs, damages and expenses, including reasonably attorneys’ fees, arising from any misrepresentation or breach by University of any of its covenants hereunder or

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the performance of any of its obligations under this Agreement, except to the extent that the same, is caused by any negligent or willful act or omission by or on behalf of the Sponsor. Notwithstanding anything to the contrary in the foregoing, neither party assumes any responsibility or liability for the nature, conduct or results of any research, testing or other work performed by the other party on such party’s premises.

13.                               TERMINATION.

a.                                       Termination upon Default. Either party may terminate this Agreement upon [ * ] written notice upon the occurrence of any of the following:

(i)                                    Upon or after the bankruptcy, insolvency, dissolution or winding-up of the other party (other than dissolution or winding-up for the purposes of reconstruction or amalgamation); or

(ii)                                Upon or after the breach of any material provision of this Agreement by the other party if the breaching party has not cured such breach within the [ * ] following written notice of termination by the other party.

b.                                       Sponsor’s Right to Terminate. Sponsor shall have the right to terminate this Agreement (i) upon [ * ] written notice to the University if Sponsor does not approve of a successor Principal Investigator or no such successor is identified in accordance with Section 2; or (ii) upon [ * ] written notice to the University if Sponsor determines that the Research Program is no longer feasible in accordance with Section 3(b) and subject to the provisions of Section 3(b).

c.                                       Effect of Termination.

(i)                                    In the event of termination of this Agreement under the provisions of Section 13(b)(i) hereabove, University shall issue a final Report and, within [ * ] of receipt thereof, Sponsor shall pay to University the Pro rata portion of any direct or applicable indirect costs due to the University pursuant to the Budget which have been incurred up to and including the effective date of termination, or the University shall reimburse the Sponsor, on a pro rata basis, for any direct or applicable indirect costs that have been prepaid by Sponsor and which cover costs that have not been incurred by or at the time of termination. The termination of this Agreement under Section 13(b)(i) shall not relieve any party of any obligation or liability accrued hereunder prior to such termination nor affect or impair the rights of any party arising under this Agreement prior to and as of such termination including, without limitation, the right of Sponsor to obtain an exclusive license to Inventions and related patent and other intellectual property rights pursuant to the terms hereof. Any termination or cancellation of this Agreement or the Research Program under Section 13(b)(i) shall not terminate or cancel the License A or any License B executed, or options exercised for Inventions disclosed pursuant to Sections 8(b) and 8(c) above, prior to such termination. Without limiting the foregoing, Sections 7, 8, 9 and 12 shall survive termination of this Agreement as provided therein.

(ii)                                In the event of termination of this Agreement under the provisions of Section 13(b)(ii) hereabove, University shall issue a final Report. The termination of this Agreement under Section 13(b)(ii) shall not relieve any party of any obligation or liability

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accrued hereunder prior to such termination nor affect or impair the rights of any party arising under this Agreement prior to and as of such termination including, without limitation, the right of Sponsor to obtain an exclusive license to Inventions and related patent and other intellectual property rights pursuant to the terms hereof. Any termination or cancellation of this Agreement or the Research Program hereunder shall not terminate or cancel the License A or any License B executed, or options exercised for Inventions disclosed pursuant to Sections 8(b) and 8(c) above, prior to such termination, with the exception that termination of the Research Program under the provisions of Section 3(b)(i) or 3(b)(iii) will result in termination or cancellation of all options exercised for Inventions disclosed pursuant to Sections 8(b) and 8(c) above for which license agreements have not been executed. Without limiting the foregoing, Sections 7, 8, 9 and 12 shall survive termination of this Agreement as provided therein.

14.                               AMENDMENTS. This Agreement, together with the License and the Schedules and Exhibits attached hereto, embodies the entire understanding of the parties and shall supersede all previous communication, either verbal or written, between the parties relating to this Agreement. This Agreement may only be amended by the mutual written agreement of the parties hereto.

15.                               ASSIGNMENT. This Agreement may not be assigned by either party without the prior written consent of the other; provided, however, that Sponsor may assign its rights, interest and obligations under this Agreement at any time and without the University’s consent, to QBI Enterprises, Ltd., an Israeli limited liability company and a subsidiary of Sponsor.

16.                               GOVERNING LAW. This Agreement is to be governed by and construed in accordance with the laws of the State of Illinois.

17.                               NOTICES. Any payment, notice or other communication pursuant to this Agreement shall be sufficiently made or given on the date of receipt if sent to such party by telefax or overnight courier, or on the date three days after mailing if sent by certified mail, postage prepaid, addressed to it at its address below or as it shall designate by written notice given to the other party:

In the case of UNIVERSITY:

University of Illinois at Chicago

Office of Research Services

304 AOB, M/C 672

1737 W. Polk Street

Chicago, Illinois 60612-7227

ATTN:  Paula Means, Interim Director

In the case of SPONSOR:

Quark Biotech, Inc.

c/o QBI Enterprises, Ltd.

Weizmann Scientific Park

Building 3, 4th Floor

P.O. Box 741

Nes Ziona, Israel 74106

Attn: Daniel Zurr, President & CEO

FAX: 011-972-8-940-6476

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18.                               DISPUTE RESOLUTION. Any controversy or bonafide dispute arising under this Agreement between the parties, which dispute cannot be resolved by mutual agreement, shall, by the election of either party, be resolved by submitting to dispute resolution before a fact-finding body composed of one or more experts in the field, selected by mutual agreement within thirty (30) days of written request by either party. Said dispute resolution shall be held in Chicago or at such other place as shall be mutually agreed upon in writing by the parties. The fact-finding body shall determine who shall bear the cost of said resolution. In the event that the parties cannot mutually agree within said thirty (30) days on the dispute resolution body, the parties will apply the procedural rules of a mutually agreeable forum.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement by affixing, their respective signatures below as of the day and year there noted.

THE BOARD OF TRUSTEES OF THE UNIVERSITY OF ILLINOIS

/s/ Craig S. Bazzani
Craig S. Bazzani, Comptroller	Date:

/s/ Michele M. Thompson	9/15/99
Michele M. Thompson, Secretary	Date:

APPROVED:

/s/ Jill A. Tarzian Sorensen	9-1-99
Jill A. Tarzian Sorensen	Date
Director
Intellectual Property Office

QUARK BIOTECH, INC.

/s/ Daniel Zurr	9/15/99
Dr. Daniel Zurr, President & CEO	Date:

AGREED AND ACKNOWLEDGED:

PRINCIPAL INVESTIGATOR

/s/ Andrei Gudkov	9-14-99
Dr. Andrei Gudkov	Date:

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SCHEDULE I:	DEFINITION OF EXISTING TECHNOLOGIES

(a) UNIVERSITY EXISTING TECHNOLOGY

(b) SPONSOR EXISTING TECHNOLOGY

SCHEDULE II:	RESEARCH PROGRAM

(a) UNIVERSITY RESEARCH PROGRAM

(b) QBI BIOCHIP TECHNOLOGY FACILITY PROGRAM

SCHEDULE III:	BUDGET FOR UNIVERSITY RESEARCH PROGRAM

EXHIBIT A:                               EXCLUSIVE LICENSE AGREEMENT (“LICENSE A”)

EXHIBIT B:                                 FUTURE EXCLUSIVE LICENSE AGREEMENT (“LICENSE B”)

EXHIBIT C:                                 NON-DISCLOSURE AGREEMENT

Schedules & Exhibits

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SCHEDULE I(a)

UNIVERSITY EXISTING TECHNOLOGY

The United States patent application entitled [ * ]

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SCHEDULE I(b)

SPONSOR EXISTING TECHNOLOGY

“Sponsor Existing Technologies” shall mean QBI [ * ].

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SCHEDULE II(a)

UNIVERSITY RESEARCH PROGRAM

[ * ].

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SCHEDULE II(b)

[ * ].

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SCHEDULE III

BUDGET FOR UNIVERSITY RESEARCH PROGRAM

for the program of studies of Pifithrin-a
(September 1, 1999 – August 31, 2002)

Year 1

[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]

Year 2

[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]

Year 3

[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]

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EXHIBIT A

EXCLUSIVE LICENSE AGREEMENT (“LICENSE A”)

{This License A is identical to the Exclusive License Agreement at the front of this Exhibit 10.21 to the Quark Biotech, Inc. Registration Statement on Form S-1 in executed form.}

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EXHIBIT B

FUTURE EXCLUSIVE LICENSE AGREEMENT (LICENSE B)

(UIC Tech ID #               )

TABLE OF CONTENTS

PREAMBLE
ARTICLES
I	DEFINITIONS
II	GRANT
III	DUE DILIGENCE
IV	PAYMENTS
V	REPORTS AND RECORDS
VI	PATENT MAINTENANCE, ENFORCEMENT AND DEFENSE
VII	CONFIDENTIALITY
VIII	REPRESENTATIONS, WARRANTIES AND COVENANTS
IX	INDEMNIFICATION, PRODUCT LIABILITY
X	EXPORT CONTROLS
XI	NON-USE OF NAMES
XII	ASSIGNMENTS
XIII	TERMINATION
XIV	DISPUTE RESOLUTION
XV	PAYMENTS, NOTICES AND OTHER COMMUNICATIONS
XVI	MISCELLANEOUS PROVISIONS

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This EXCLUSIVE LICENSE AGREEMENT is effective on the date last subscribed below (the “Effective Date”), and is by and between THE BOARD OF TRUSTEES OF THE UNIVERSITY OF ILLINOIS, a body corporate and politic of the State of Illinois (“UNIVERSITY”) with offices in Chicago, Illinois 60612, and QUARK BIOTECH, INC., a California corporation with principal offices at 1059 Serpentine Lane, Pleasanton, California 94566, (“QBI”).

WITNESSETH

WHEREAS, pursuant to a Research Agreement between the UNIVERSITY and QBI of even date herewith, attached as Appendix A hereto and incorporated herein by reference (“Research Agreement”), QBI has agreed to sponsor certain research program, a portion of which to be conducted in the UNIVERSITY’s laboratories (“Research Program”), based on the application of certain technologies and intellectual property in which and to which UNIVERSITY and QBI has certain rights; and

WHEREAS, Dr.                        in the Department of Molecular genetics of UNIVERSITY {and                                                                    of QBI} (the “INVENTORS”) have produced an invention entitled “                                                                  ” (the “INVENTION”) which is covered by the Patent Rights as defined in Article 1.5 below;

WHEREAS, the UNIVERSITY is the owner of the INVENTION and the corresponding Patent Rights, and has the right to grant licenses under said Patent Rights OR the UNIVERSITY and QBI own the Invention and the corresponding Patent Rights, which pursuant to the Research Agreement, constitutes a Joint Invention (strike out inapplicable portion);

WHEREAS, UNIVERSITY desires to have the Patent Rights utilized in the public interest and QBI seeks to commercially develop the Patent Rights, and accordingly, the UNIVERSITY is willing to grant to QBI an exclusive license to its interest in the INVENTION and the Patent Rights on the terms and conditions set forth herein;

WHEREAS, LICENSEE seeks to commercially develop the Patent Rights through a thorough, vigorous and diligent program of exploiting the Patent Rights whereby public utilization shall result therefrom; and

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

For the purpose of this Agreement, the following words and phrases shall have the following meanings:

1.1                               “LICENSEE” shall mean QBI.

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1.2                               “Affiliate” shall mean any person, firm, corporation or other entity controlling, controlled by, or under common control with a party hereto. The term “control” wherever used throughout this Agreement shall mean ownership, directly or indirectly, of more than 50% of the equity capital. Other than LICENSEE, any corporation, company, partnership, joint venture, firm, individual or other entity which does not come within this definition shall be a “Non-Affiliate”.

1.3                               “University Existing Technology” and “Sponsor Existing Technology” have the meaning given to them in the Research Agreement between UNIVERSITY and QBI effective August 12, 1999, attached hereto as Appendix A and incorporated herein by reference (“Research Agreement”).

1.4                               “Confidential Information” means (i) any proprietary or confidential information or material in tangible form disclosed hereunder that is marked as “Confidential” at the time it is delivered to the receiving party, (ii) any proprietary or confidential information disclosed orally hereunder that is identified as confidential or proprietary when disclosed and such disclosure is confirmed in writing to the receiving party within 30 days by the disclosing party, and (iii) any information concerning the terms of this Agreement.

1.5                               “Patent Rights” shall mean all of the following intellectual property:

(a)                                  the United States patent application entitled “                      ”, filed in the United States Patent Office on                       , and assigned Serial Number                        and all foreign patent applications based on this U.S. application;

(b)                                  United States and foreign patents issued for this application, and divisionals and continuations of this application;

(c)                                  claims of U.S. and foreign continuation-in-part applications, and of the resulting patents which are directed to subject matter specifically described in the U.S. patent application Serial Number                       ; and

(d)                                  any reissues or re-examinations of patents described in (a), (b), or (c), above.

1.6                               A “Licensed Product” shall mean any product or part thereof developed by or on behalf of LICENSEE which:

(a)                                  is covered in whole or in part by an issued, unexpired claim or a pending claim contained in the Patent Rights which have not been held unenforceable or invalid by a court or other governmental agency of competent jurisdiction and which have not been admitted to be invalid or unenforceable through reissue, disclaimer or otherwise in any country in which such product is made, used or sold relative to said product or part; or

(b)                                  is manufactured by using a process which is covered in whole or in part by an issued, unexpired claim or a pending claim contained in the Patent Rights which have not been held unenforceable or invalid by a court or other governmental agency of competent jurisdiction and which have not been admitted to be invalid or unenforceable through reissue,

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disclaimer or otherwise in the country in which any such process is used or in which any such product is used or sold relative to said process.

1.7                               A “Licensed Process” shall mean any process which is covered in whole or in part by an issued, unexpired claim or a pending claim contained in the Patent Rights in any country in which such process is practiced.

1.8                               “Net Sales” shall mean the gross amount invoiced by LICENSEE or Affiliate for sales of Licensed Products or Licensed Processes to Non-Affiliate independent third parties, less the sum of the following:

(a)                                  promotional allowances, rebates, credits and cash, trade and quantity discounts, in amounts customary in the trade, actually taken;

(b)                                  excise taxes, sales, use, value added, and other consumption taxes, and other compulsory payments to governmental authorities, actually paid;

(c)                                  outbound transportation charges and related insurance costs prepaid or allowed;

(d)                                  amounts allowed or credited due to returns and uncollectible amounts;

(e)                                  cost of any shipping packages and packing, if billed separately;

(f)                                    import and/or export duties and tariffs actually paid;

(g)                                 rebates; and

(h)                                 interest, service, finance, or sales or carrying charges paid by customers for extension of credit

No deductions shall be made for commissions paid to individuals whether they be with independent sales agencies or regularly employed by LICENSEE or Affiliates and on its payroll, or for cost of collections. Licensed Products shall be considered “sold” when billed or invoiced.

1.9                               “Sublicense” shall mean the right to make, use or sell Licensed Products or Licensed Processes, other than by outright sale to any Non-Affiliate (including any Non-Affiliated distributor).

ARTICLE 2

GRANT

2.1                               UNIVERSITY hereby grants to LICENSEE an exclusive worldwide right and license in any field of use, including the right to sublicense, to make, have made, use, lease, offer to sell, export and otherwise exploit UNIVERSITY’s right, title and interest in the Licensed Products or Licensed Processes derived from the Patent Rights, on a royalty-bearing basis until

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the end of the last to expire patent of the Patent Rights on a country by country basis, subject to the rights reserved in Section 2.2 below.

2.2                               Notwithstanding any other provisions of this Agreement, it is agreed that UNIVERSITY shall retain the right to use (subject to LICENSEE’s right to use) the technology being licensed under the Patent Rights, including any improvements, solely for its own non-commercial teaching and research activities; subject, however, to confidentiality obligations as set forth in Article VII.

2.3                               LICENSEE hereby agrees that every Sublicense to which it shall be party and which shall relate to the rights, privileges and license granted hereunder shall contain a statement describing the date upon which LICENSEE’S exclusive rights, privileges and license hereunder shall terminate.

2.4                               LICENSEE agrees that any Sublicenses granted will be in terms consistent and not in conflict with any of the material terms and conditions of this Agreement including, without limitation the provisions under Articles III, V, VII, VIII, IX, X, XI, XIII and XVI of this Agreement.

2.5                               LICENSEE agrees to forward to UNIVERSITY a copy of any and all fully executed sublicense agreements within [ * ] of execution of same, and further agrees to forward to UNIVERSITY within [ * ] a copy of such reports received by LICENSEE from its sublicensees during the preceding [ * ] period under the Sublicenses as shall be pertinent to a royalty accounting under said Sublicense agreements.

2.6                               Subject to the Research Agreement and other than the Existing Technology, the license granted hereunder shall not be construed to confer any rights upon LICENSEE by implication, estoppel or otherwise as to any technology owned by the UNIVERSITY that is not included in the Patent Rights and to which or in which LICENSEE does not otherwise have rights, title or an interest.

ARTICLE 3

DILIGENCE

3.1                               LICENSEE and its sublicensees shall use commercially reasonable efforts to bring Licensed Products or Licensed Processes to market through a [ * ] exploitation of the Patent Rights. Non-compliance with this Section 3.1 shall be grounds for termination.

3.2                               in addition, LICENSEE and UNIVERSITY shall adhere is the following:

(a)                                  LICENSEE shall deliver to UNIVERSITY within [ * ] of Effective Date of this Agreement a business plan including [ * ], to the extent formed by LICENSEE. Similar reports shall be provided to UNIVERSITY within [ * ] to relay update and status information on LICENSEE’s progress on development of the Patent Rights, including projections of activity anticipated for the next reporting year.

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(b)                                  LICENSEE shall be responsible for diligently and promptly taking all reasonable steps to secure all required and/or necessary governmental approvals to sell, exploit, or market any and all Licensed Products. Subject to the terms and conditions of the Research Agreement, the Licensee shall meet the Milestones set forth below. Licensee can request extension of each Milestone deadline for a period of one (1) year upon payment of a fee of [ * ] for each extension requested (“Extended Deadline”).

(i)                                    If Licensee fails to [ * ], or within the Extended Deadline, than the licenses set forth in Section 2.1 for that particular Licensed Product shall terminate and be no longer valid, unless Licensee shall have earlier demonstrated to the satisfaction of the University that there is a valid cause for delaying the [ * ].

(ii)                                If Licensee fails to [ * ], or within the Extended Deadline, than the licenses set forth in Section 2.1 for that particular Licensed Product shall terminate and be no longer valid, unless Licensee shall have earlier demonstrated to the satisfaction of the University that there is a valid cause for delaying the [ * ].

(c)                                  UNIVERSITY agrees to provide existing back-up data and documentation as may be required by regulatory agencies for purposes of supporting applications under government review.

(d)                                  LICENSEE shall advise UNIVERSITY, through [ * ] reports to be provided [ * ] pursuant to Section 5.2 below, of its program of development for and status of obtaining said approvals.

ARTICLE 4

PAYMENTS

4.1                               For the rights, privileges and licenses granted hereunder, LICENSEE shall pay to the UNIVERSITY, in the manner hereinafter provided, until the end of the last to expire patent of the Patent Rights on a country by country basis or until this Agreement shall be terminated, as hereinafter provided, whichever occurs first:

(a)                                  a royalty in an amount to be negotiated in good faith, but not less than [ * ] and not more than [ * ], of the aggregate Net Sales by LICENSEE or any Affiliate of the Licensed Products or Licensed Processes;

(b)                                  for Licensed Products or Licensed Processes derived from UNIVERSITY Inventions, a [ * ] payments received by LICENSEE from sublicensees, based on Net Sales of Licensed Products or Licensed Processes by sublicensees, exclusive of [ * ] covered by Section 4.1(d) below;

(c)                                  for Licensed Products or Licensed Processes derived from Joint Inventions, a [ * ] payments received by LICENSEE from sublicensees, based on Net Sales of Licensed Products or Licensed Processes by sublicensees, exclusive of [ * ] covered by Section 4.1(d) below;

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(d)                                  a [ * ]. No payments will be made under this Section 4.1(d) to the extent already covered under Sections 4.1(b) and (c).

4.2                               In the event a competitive product is sold in a country by an unlicensed third part, and such third party’s activities demonstrably diminish LICENSEE’s capability to compete in the market, UNIVERSITY agrees to meet with LICENSEE to negotiate a reduction of royalties due for sales in that country, provided LICENSEE provides to the UNIVERSITY, prior to such meeting, [ * ].

4.3                               Only one royalty shall be payable with respect to any unit of Licensed Product regardless of whether it is covered by more than one of the Patent Rights patent applications or Patent Rights patents licensed under this Agreement, or to be covered in more than one subsection of Section 4.1 hereof.

4.4                               Royalty payments shall be paid quarterly within [ * ] of the close of each calendar quarter ending March 31, June 30, September 30 and December 31, in United States dollars in Chicago, Illinois, or at such other place as UNIVERSITY may reasonably designate consistent with the laws and regulations controlling in any foreign country, but not in any other currency. If any currency conversion shall be required in connection with the payment of royalties hereunder, such conversion shall be made by using the exchange rate prevailing at [ * ] on the last business day of the calendar quarterly reporting period to which such royalty payments relate.

4.5                               Any taxes required to be paid or withheld on account of amounts payable to UNIVERSITY under this Agreement shall be deducted from the amounts due pursuant to Section 4.1 at the rates specified by applicable law or treaty. LICENSEE shall provide to UNIVERSITY, as soon as practical, receipts of payment of any such taxes from the appropriate taxing authority.

4.6                               In the event that the LICENSEE’s, the Affiliates or its Sublicensees development, manufacture, use or sale of a Product would constitute an infringement of any patent right or intellectual property right of any third party, the Parties shall together use their reasonable endeavors to obtain an appropriate license from such third party. If such license requires LICENSEE to pay royalties to such third party, the royalty due and payable to the University under this Agreement for sale of the Product shall be reduced by [ * ] the amount which the Licensee is required to pay to said third party, provided that no royalty due to the University hereunder shall be reduced by more than [ * ].

ARTICLE 5

REPORTS AND RECORDS

5.1                               LICENSEE shall keep full, true and accurate records pertaining to the sale or other disposition of the Licensed Products or Licensed Processes in sufficient detail as may be necessary to show the amounts payable to UNIVERSITY hereunder. Said records shall be kept at LICENSEE’s principal place of business. For the term of this Agreement, upon receipt of [ * ] prior written notice, UNIVERSITY shall have the right to cause an independent, certified public

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accountant to audit such records to confirm LICENSEE’s, affiliate’s and sublicensee’s Net Sales and royalty payments and all other payments or exchanges related to Patent Rights for the preceding year at UNIVERSITY’s expense. Such audits may be exercised during normal business hours once a year.

5.2                               LICENSEE, within [ * ] after [ * ] of each year, shall deliver to UNIVERSITY true and accurate reports, giving such particulars of the business conducted by LICENSEE and its sublicensees during the preceding [ * ] period under this Agreement as shall be pertinent to a royalty accounting hereunder. These shall include at least the following, to be itemized per Licensed Product or Licensed Process:

(a)                                  number of Licensed Products commercially used, manufactured and sold, rented or leased;

(b)                                  total billings for Licensed Products and Licensed Processes commercially used, sold, rented or leased;

(c)                                  deductions applicable as provided in Paragraph 1.8.

(d)                                  total royalties due;

(e)                                  [ * ];

(f)                                    [ * ].

(g)                                 [ * ]; and

(h)                                 [ * ].

5.3                               If no royalties shall be due, LICENSEE shall so report.

ARTICLE 6

PATENT MAINTENANCE, ENFORCEMENT AND DEFENSE

6.1                               Subject to this Article VI, UNIVERSITY shall control all decisions and activities related to the preparation, pursuit, filing, issuance, maintenance, enforcement and prosecution of the Patent Rights for University Inventions. UNIVERSITY shall diligently take all reasonable steps to obtain issuance of pending patent application(s) included in the Patent Rights in the name of The Board of Trustees of the University of Illinois. UNIVERSITY shall communicate and coordinate with LICENSEE during the term of this Agreement with respect to the filing and prosecution of patent applications and foreign counterparts thereto in respect of any UNIVERSITY Invention in order to promote comprehensive cost-efficient patent coverage. UNIVERSITY shall give proper attention to any comments offered by LICENSEE in preparing the final draft of the application for submission, and shall use its best efforts to amend any patent application to include claims reasonably requested by LICENSEE and required to protect the Licensed Products or Licensed Processes contemplated to be sold under this Agreement. UNIVERSITY shall promptly provide LICENSEE with copies of all relevant documentation so

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that LICENSEE may be informed and appraised of the status of the Patent Rights at all times. UNIVERSITY agrees it will not abandon any patent application or issued patent if LICENSEE desires to continue prosecution or maintenance, provided LICENSEE is not in default of its payment obligations hereunder.

6.2                               LICENSEE shall be responsible for and pay all costs and expenses incurred by UNIVERSITY for the preparation, filing, prosecution, issuance, and maintenance of the Patent Rights pre-dating the Effective Date and post-dating the Effective Date for the term of this Agreement.

6.3                               LICENSEE shall control the preparation, filing, issuance, maintenance, enforcement and prosecution of the Patent Rights for Joint Inventions. LICENSEE shall be free to decide in its sole discretion whether or not to file or continue prosecution or maintain any Patent and shall engage counsel of its choice and its expense to prepare, file, prosecute and maintain any such Patents. University shall have a right of accounting for all Patents and income generated from such Patents. LICENSEE shall communicate and coordinate with the University its preparation, filing and prosecution of patent applications and shall provide the University with copies of draft patent applications in sufficient time for the University to comment thereon prior to filing, and shall give proper attention to any comments offered by the University in preparing the final draft of the application for submission. LICENSEE shall promptly provide University with copies of all relevant documentation and shall promptly share all patent filing and prosecution information, including notifying University of all filing and response deadlines so that University may be informed and appraised of the continuing prosecution, and University agrees to keep this documentation confidential. Should LICENSEE elect not to prepare, file, prosecute or maintain a Patent or discontinues its support of any of these activities, it shall promptly notify the University but in no event later than [ * ] predating any response, filing or abandonment deadline, and the University shall be free to decide, in its sole discretion and at its expense, whether or not to support or continue any such activities. LICENSEE agrees to assign all right, title and interest it holds in any claim or patent application abandoned by LICENSEE, which assignment shall be made by LICENSEE to University promptly upon written request from University after it receives notice from LICENSEE of its intention to abandon any patent rights in whole or in part.

6.4                               LICENSEE and UNIVERSITY shall promptly notify the other in writing of any alleged or threatened infringement of any Patent included in the Patent Rights or claiming the Invention. Both parties shall use their best efforts in cooperating with each other to terminate such infringement without litigation. LICENSEE shall have the first right to bring and control any action or proceeding with respect to such infringement at its own expense and by counsel of its own choice, and UNIVERSITY shall have the right, at its own expense, to be represented in any action involving any Patent Rights by counsel of its choice. If LICENSEE fails to bring an action or proceeding within (i) [ * ] following the notice of alleged infringement or (ii) [ * ] before the time limit, if any, set forth in the appropriate laws and regulations for the filing of such actions, whichever comes first, UNIVERSITY shall have the right to bring and control any such action at its own expense and by counsel of its own choice, and LICENSEE shall have the right, at its own expense, to be represented in any such action by counsel of its own choice. In the event a party brings an infringement action, the other party shall cooperate fully, including if required to bring such action, the furnishing of a power of attorney. Neither party shall have the

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right to settle any patent infringement litigation under this Section 6.4 in a manner that diminishes the rights or interests of the other party without the consent of such other party, which consent shall not be unreasonably withheld. All costs of any action to enforce the Patent Rights taken by LICENSEE shall be borne by LICENSEE and LICENSEE shall keep any recovery of damages derived therefrom, [ * ]. All costs of any action to enforce the Patent Rights taken by UNIVERSITY shall be borne be UNIVERSITY and UNIVERSITY shall share with LICENSEE any recovery of damages derived therefrom on a pro rata basis per costs incurred by UNIVERSITY and LICENSEE respectively in such policing activity.

6.5                               LICENSEE, during the exclusive period of this Agreement, shall have the sole right in accordance with the terms and conditions herein to sublicense any alleged infringer for future use of the Patent Rights, with any royalty covered by Section 4.1 above to be paid to UNIVERSITY as required.

6.6                               LICENSEE and UNIVERSITY shall promptly notify the other in writing of any allegation by a third party that the activity of either of the parties infringes or may infringe the intellectual property rights on such third party. LICENSEE shall defend the claim at its own expense and by counsel of its own choice including, without limitation, the right to settle, compromise or otherwise pursue such defense in any manner and on such terms as LICENSEE shall determine. UNIVERSITY agrees to provide assistance to LICENSEE as may be reasonably necessary or appropriate to pursue such actions. If LICENSEE fails to proceed with regard to such defense within (i) [ * ] following the notice of alleged infringement or [ * ] before the time limit, if any, set forth in the appropriate laws and regulations for the filing of such actions, whichever comes first, or otherwise elects not to defend such a claim, UNIVERSITY shall have the right to defend the claim at its own expense and by counsel of its choice including, without limitation, the right to settle, compromise or otherwise pursue such defense in any manner and on such terms as UNIVERSITY shall determine. [ * ] of the royalty payments due from LICENSEE to UNIVERSITY hereunder shall be placed in escrow pending a resolution of the action. If it is determined by judgement or settlement that LICENSEE is required to make payments to said third party in order to continue to market, distribute or sell or otherwise use the Licensed Products, than any such payments owing to such third party shall be credited and offset against the escrowed royalty payments and LICENSEE may, at its option, terminate this Agreement pursuant to Section 13.2.

ARTICLE 7

CONFIDENTIALITY

7.1                               During the term of this Agreement and for a period of [ * ] after termination thereof, each party will maintain all Confidential Information in trust and confidence and will not disclose any Confidential Information to any third party or use any Confidential Information for any purpose except as expressly authorized by this Agreement. Each party may use such Confidential Information only to the extent required to accomplish the purposes of this Agreement, including sublicensing. Each party will use the highest standard of care to protect Confidential Information and to ensure that its employees, agents, consultants and other representatives or, in the case of the UNIVERSITY, students, do not disclose or make any

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unauthorized use of the Confidential Information. Each party will promptly notify the other upon discovery of any unauthorized use or disclosure of the Confidential Information.

7.2                               Confidential Information shall not include information that:

(a)                                  is now, or hereafter becomes, through no act or failure to act on the part of the receiving party, in the public domain or published;

(b)                                  is in possession of the receiving party at the time of receiving such information, as evidenced by its prior written records;

(c)                                  is hereafter furnished to the receiving party by a third party, as a matter of right and without restriction on disclosure; or

(d)                                  is required by law or a court order to be disclosed or is the subject of a written permission to disclose provided by the disclosing party.

7.3                               Notwithstanding the above, a party may disclose Confidential Information of the other party:

(a)                                  to potential sublicensees to the extent such disclosure is reasonably necessary and provided sublicensee personnel are bound by obligations of confidentiality no less restrictive than those provided hereunder; or

(b)                                  if required by law or a court order to be disclosed or is the subject of a written permission to disclose provided by the disclosing party; to regulatory agencies in order to obtain registrations required; and to professional advisors, consultants and/or potential investors in connection with a private placement or public offering.

ARTICLE 8

REPRESENTATIONS, WARRANTIES AND COVENANTS

8.1                               Each party hereby represents and warrants that such party is duly organized and validly existing under the laws of the state of its incorporation and has full power and authority to enter into this Agreement and to carry out the provisions hereof.

8.2                               Each party hereby represents and warrants that such party is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder and that this Agreement is a legal and valid obligation binding upon each party, enforceable in accordance with its terms. The execution, delivery and performance of this Agreement by such party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having authority over it.

8.3                               UNIVERSITY hereby represents that, to the best of its knowledge, no University patents or patent applications, other than the rights granted to LICENSEE hereunder to the Patent Rights, conflict with the representations and rights given to LICENSEE under this Agreement.

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ARTICLE 9

INDEMNIFICATION, PRODUCT LIABILITY

9.1                               LICENSEE shall at all times during the term of this Agreement and thereafter, indemnify, defend and hold UNIVERSITY, its trustees, officers, employees and affiliates, harmless against all claims, expenses, damages or liability (collectively, the “Losses”) including legal expenses and reasonable attorneys’ fees, resulting from the production, manufacture, sale, use, lease, consumption or advertisement of the Licensed Product(s) or arising from any obligation of LICENSEE hereunder, except to the extent that such Losses result from UNIVERSITY’s gross negligence or willful misconduct.

9.2                               For the term of this Agreement, upon the commencement of production, sale, or transfer, whichever occurs first, of any Licensed Product, LICENSEE shall obtain and carry in full force and effect liability insurance which shall protect LICENSEE and UNIVERSITY in regard to events covered by Section 8.1 above, the nature and extent of which insurance coverage shall be commensurate with usual and customary industry practices, as determined by LICENSEE’s good faith assessment.

9.3                               Except as otherwise expressly set forth in this Agreement, UNIVERSITY AND SPONSOR MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND VALIDITY OF PATENT RIGHTS CLAIMS, ISSUED OR PENDING.

ARTICLE 10

EXPORT CONTROLS

It is understood that UNIVERSITY is subject to United States laws and regulations controlling the export of technical data, computer software, laboratory prototypes and other commodities (including the Arms Export Control Act, as amended and the Export Administration Act of 1979), and that its obligations hereunder are contingent on compliance with applicable United States export laws and regulations. The transfer of certain technical data and commodities may require a license from the cognizant agency of the United States Government and/or written assurances by LICENSEE that LICENSEE shall not export data or commodities to certain foreign countries without prior approval of such agency. UNIVERSITY neither represents that a license shall not be required nor that, if required, it shall be issued, but shall provide to LICENSEE reasonable assistance for determining the need for and the procuring of such license or other consent. LICENSEE agrees to comply with all applicable export and import control laws governing sales of Licensed Products and Licensed Processes.

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ARTICLE 11

NON-USE OF NAMES

LICENSEE shall not use the names of the University of Illinois nor any of its employees, nor any adaptation thereof, in any advertising, promotional or sales literature without prior written consent obtained from UNIVERSITY in each case, except that LICENSEE may state that it is licensed by UNIVERSITY under one or more of the Patents comprising the Patent Rights and, if appropriate, that research related to the INVENTION or Patent Rights is ongoing at UNIVERSITY.

ARTICLE 12

ASSIGNMENT

12.1                        This Agreement may not be assigned by LICENSEE other than to QBI Enterprises Ltd., an Israeli limited liability company and a subsidiary of LICENSEE, without prior written consent from UNIVERSITY.

12.2                        Notwithstanding the foregoing prohibition, LICENSEE may, without UNIVERSITY’s consent, merge into, consolidate with, or transfer substantially all of its assets (“substantially” being respectively [ * ] or more thereof) as an entirety to any corporation, so long as the successor surviving corporation in any such merger, consolidation, transfer or reorganization assumes in writing the obligations of this Agreement. Such merger, consolidation, transfer or reorganization shall not in any way be a breach of this Article XII, nor be any default under this Agreement.

ARTICLE 13

TERMINATION

13.1                        Either party may terminate this Agreement upon [ * ] written notice upon the occurrence of any of the following:

(a)                                  Upon or after the bankruptcy, insolvency, dissolution or winding-up of the other party (other than dissolution or winding-up for the purposes of reconstruction or amalgamation); or

(b)                                  Upon or after the breach of any material provision of this Agreement by the other party if the breaching party has not cured such breach within [ * ] following written notice of termination by the other party.

13.2                        LICENSEE shall have the right to terminate this Agreement with or without cause at any time upon [ * ] advance written notice to UNIVERSITY subject to LICENSEE’s remittance of payments that may be due under this Agreement up to the effective date of termination. All rights granted to LICENSEE hereunder shall revert to UNIVERSITY upon the effective date of such termination.

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13.3                        Upon termination this Agreement for any reason, nothing herein shall be construed to release either party from any obligation that matured prior to the effective date of such termination. LICENSEE shall return to UNIVERSITY all materials containing Licensed Product derived from a UNIVERSITY Invention (exclusive of materials relating to Sponsor Existing Technology); provided, however, that LICENSEE shall have the right for one year thereafter to dispose of all Licensed Products then in its inventory, and shall pay royalties thereon, in accordance with the provisions of Article IV and shall submit the related reports as required by Article V, as though this Agreement had not terminated. Each party shall, promptly upon termination, return to the other party Confidential Information received from the other party and still subject to obligations of confidentiality hereunder, and neither party shall thereafter be entitled under this Agreement to use any such Confidential Information of the other party for any purpose.

ARTICLE 14

DISPUTE RESOLUTION

Other than any claim arising from LICENSEE’s failure to pay royalties due under this Agreement, any controversy or bonafide disputed claim arising under this Agreement between the parties, which dispute cannot be resolved by mutual agreement, shall, by the election of either party, be resolved by submitting to dispute resolution before a fact-finding body composed of one or more experts in the field, selected by mutual agreement within thirty days of written request by either party. Said dispute resolution shall be held in Chicago or at such other place as shall be mutually agreed upon in writing by the parties. The fact-finding body shall determine who shall bear the cost of said resolution. In the event that the parties cannot mutually agree within said thirty (30) days on the dispute resolution body, the parties apply the procedural rules of a mutually agreeable forum.

ARTICLE 15

PAYMENTS, NOTICES AND OTHER COMMUNICATIONS

Any payment, notice or other communication pursuant to this Agreement shall be sufficiently made or given on the date of receipt if sent to such party by telefax or overnight courier, or on the date three days after mailing if sent by certified mail, postage prepaid, addressed to it at its address below or as it shall designate by written notice given to the other party:

In the case of UNIVERSITY:

Intellectual Property Office

Office of the Vice Chancellor of Research

University of Illinois at Chicago

1737 W. Polk Street, 312 AOB (M/C 672)

Chicago, Illinois 60612

ATTN:  Director, Intellectual Property Office

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In the case of LICENSEE:

Quark Biotech, Inc.

c/o QBI Enterprises, Ltd.

Weizmann Scientific Park

Building 3, 4th Floor

P.O. Box 741

Nes Ziona, Israel 74106

Attn: Daniel Zurr, President & CEO

FAX: 011-972-8-940-6476

ARTICLE 16

MISCELLANEOUS PROVISIONS

16.1                        This Agreement shall be construed, governed, interpreted and applied in accordance with the laws of the State of Illinois, U.S.A., except that questions affecting the construction and effect of any patent shall be determined by the law of the country in which the patent was granted.

16.2                        The parties hereto acknowledge that this Agreement together with the Research Agreement set forth the entire Agreement and understanding of the parties hereto as to the subject matter hereof, and shall not be subject to any change or modification except by the execution of a written instrument subscribed to by the parties hereto.

16.3                        The provisions of this Agreement are severable, and in the event that any provisions of this Agreement shall be determined to be invalid or unenforceable under any controlling body of the law, such invalidity or unenforceability shall not in any way affect the validity or enforceability of the remaining provisions hereof.

16.4                        LICENSEE agrees to mark the Licensed Products sold in the United States with all applicable United States patent numbers. All Licensed Products shipped to or sold in other countries shall be marked in such a manner as to conform with the patent laws and practice of the country of manufacture or sale.

16.5                        The failure of either party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition by the other party.

16.6                        This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be an original and all such counterparts shall together constitute but one and the same agreement.

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IN WITNESS WHEREOF, the parties have hereunto set their hands and seals and duly executed this Agreement the day and year set forth below.

THE BOARD OF TRUSTEES OF THE UNIVERSITY OF ILLINOIS

By	Date
Craig S. Bazzani, Comptroller

Attest	Date
Michele M. Thompson, Secretary

QUARK BIOTECH, INC.

By	Date
Dr. Daniel Zurr, President & CEO

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EXHIBIT C

NONDISCLOSURE AGREEMENT

THIS AGREEMENT is effective this                  day of                 , 1999 (“Effective Date”) by and between THE BOARD OF TRUSTEES OF THE UNIVERSITY OF ILLINOIS, Office of the Vice Chancellor for Research, 1737 West Polk Street, Chicago, Illinois 60612, (hereinafter referred to as “UNIVERSITY”) and                                                                  having a place of business at                                                                  (hereinafter referred to as “COMPANY”);

WITNESSETH:

WHEREAS, members of the faculty of the UNIVERSITY have created the following:

“                                                ”                                (Tech ID#                                 )

(hereinafter referred to as the “Inventions”, and are the property of the UNIVERSITY; and

WHEREAS, UNIVERSITY has the right to disclose to others the Inventions, supporting disclosure materials, and other written materials relating thereto, and prototypes and/or samples thereof (the “Technical Information”);

WHEREAS, COMPANY wishes to review the Technical Information for the purpose of determining whether or not it is interested in acquiring a license and/or other rights from the UNIVERSITY which would enable COMPANY to undertake further development of products or services embodying the Inventions;

NOW, THEREFORE, in consideration of the premises and covenants herein contained, the parties hereto agree as follows:

1.                                      UNIVERSITY shall disclose to COMPANY the Technical Information regarding the Inventions.

2.                                      Upon execution of this Agreement, a confidential relationship shall arise between UNIVERSITY and COMPANY, and COMPANY agrees to hold in confidence all Technical Information disclosed to it by UNIVERSITY and not to disclose such Technical Information to anyone except such of its employees as may be necessary and not use such Technical information for a purpose not by this Agreement, unless:

a.                                       such Technical Information is part of the public domain prior to the Effective Date; or

b.                                       such Technical Information becomes part of the public domain not due to some unauthorized act by or omission of COMPANY after this Agreement is executed; or

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c.                                       such Technical Information is disclosed to COMPANY by a third party who has the right to make such disclosure; or

d.                                       permission to disclose said Technical Information or to make use thereof is obtained by COMPANY from UNIVERSITY in writing; or

e.                                       such Technical Information is independently developed by persons in COMPANY’s employ or otherwise who have no contact with Technical Information furnished by UNIVERSITY hereunder, as proven with written records.

3.                                      COMPANY shall use its best efforts to preserve the confidentiality of the Technical Information disclosed as it would if the Technical Information had been developed by COMPANY and was to be retained in confidence by it. If COMPANY elects or desires to pursue its evaluation of the Technical Information by presenting that information in whole or in part to a third party, then prior to said presentation and as a condition precedent thereto the COMPANY shall execute with said third party a comprehensive confidentiality agreement containing, at a minimum, the same terms and conditions as this Agreement and providing that said third party shall be responsible to COMPANY and UNIVERSITY to the same extent that COMPANY is responsible to UNIVERSITY hereunder.

4.                                      It is understood and agreed that the Technical Information referred to hereunder shall be furnished to COMPANY for internal evaluation in order that COMPANY may determine its interest in developing products under an agreement to be negotiated with UNIVERSITY and for no other purpose. No express or implied license to use the Inventions or Technical Information for any purpose other than said evaluations is permitted hereunder.

5.                                      Either party may terminate this Agreement at will. Upon termination, and at the request of the UNIVERSITY, COMPANY shall return to UNIVERSITY all Technical Information furnished by UNIVERSITY to COMPANY under this Agreement except that COMPANY may retain a copy thereof in the files of its legal counsel solely for archival purposes. The termination shall not affect the obligations of COMPANY to treat the Technical Information disclosed to COMPANY as confidential and not use same, which shall continue for a period of three (3) years from receipt of such information by COMPANY. Upon the expiration of such period, all of COMPANY’s obligations hereunder shall expire.

6.                                      This Agreement shall he binding upon and inure to the benefit of the successors and assigns of the parties hereto, but neither of the parties hereto shall assign this Agreement without the prior written consent of the other party.

7.                                      No modification or waiver of any of the provisions of this Agreement shall be valid unless in writing and signed by the parties hereto.

8.                                      Illinois law shall govern this agreement.

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The COMPANY agrees to these terms through signature by an authorized representative of the COMPANY, affixed below.

THE BOARD OF TRUSTEES OF THE UNIVERSITY OF ILLINOIS

By:	Date:
Craig S. Bazzani
Comptroller

FOR COMPANY

By:	Date:

Printed name:

Title:

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